EXHIBIT 99
HSBC Finance Corporation
Quarterly Financial Supplement — September 30, 2005

HSBC Finance Corporation

Basis of Reporting

Non-GAAP Financial Measures

      This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Report on Form 10-Q.
      See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.
      Managed basis reporting We have historically monitored our operations and evaluated trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and remain on our balance sheet. This is because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations and make decisions about allocating resources such as capital on a managed basis.
      When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization related revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.
      Debt analysts, rating agencies and fixed income investors also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables such investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Three Months

				% Change from
	Three Months Ended			Prior

	9/30/05	6/30/05	9/30/04	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,402	$3,139	$2,779	8.4%	22.4%
Interest expense:
HSBC affiliates	222	134	95	65.7	100+
Non-affiliates	1,017	970	715	4.8	42.2

Net interest income	2,163	2,035	1,969	6.3	9.9
Provision for credit losses	1,361	1,031	1,123	32.0	21.2

Net interest income after provision for credit losses	802	1,004	846	(20.1)	(5.2)

Other revenues:
Securitization related revenue	41	54	267	(24.1)	(84.6)
Insurance revenue	229	229	203	—	12.8
Investment income	33	33	36	—	(8.3)
Derivative income (expense)	(53)	76	72	(100+ )	(100+ )
Fee income	439	354	302	24.0	45.4
Taxpayer financial services revenue (expense)	(1)	18	(3)	(100+ )	(66.7)
Gain on receivable sales to HSBC affiliates	99	109	10	(9.2)	100+
Servicing fees from HSBC affiliates	102	100	6	2.0	100+
Other income	213	151	147	41.1	44.9

Total other revenues	1,102	1,124	1,040	(2.0)	6.0

Costs and expenses:
Salaries and employee benefits	513	526	472	(2.5)	8.7
Sales incentives	117	90	91	30.0	28.6
Occupancy and equipment expenses	83	82	77	1.2	7.8
Other marketing expenses	196	185	174	5.9	12.6
Other servicing and administrative expenses	149	143	235	4.2	(36.6)
Support services from HSBC affiliates	226	217	183	4.1	23.5
Amortization of intangibles	90	83	83	8.4	8.4
Policyholders’ benefits	109	116	93	(6.0)	17.2

Total costs and expenses	1,483	1,442	1,408	2.8	5.3

Income before income tax expense	421	686	478	(38.6)	(11.9)
Income tax expense	140	214	153	(34.6)	(8.5)

Net income	$281	$472	$325	(40.5)%	(13.5)%

HSBC Finance Corporation

Securitization Related Revenue

	Three Months Ended

	9/30/05	6/30/05	9/30/04

	(in millions)
Net initial gains(1)	$—	$—	$—
Net replenishment gains(1)	38	44	112
Servicing revenue and excess spread	3	10	155

Total	$41	$54	$267

(1)	Net of our estimate of probable credit losses under the recourse provisions.
Receivables Securitized

Three Months Ended

	9/30/05	6/30/05	9/30/04

(in millions)
Auto finance	$—	$—	$—
MasterCard/ Visa(1)	—	—	—
Private label	—	—	—

Total	$—	$—	$—

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Nine Months

	Nine Months Ended

	9/30/05	9/30/04	% Change

	(dollars are in millions)
Finance and other interest income	$9,491	$7,944	19.5%
Interest expense:
HSBC affiliates	507	213	100+
Non-affiliates	2,898	2,012	44.0

Net interest income	6,086	5,719	6.4
Provision for credit losses	3,233	3,048	6.1

Net interest income after provision for credit losses	2,853	2,671	6.8

Other revenues:
Securitization related revenue	180	881	(79.6)
Insurance revenue	679	618	9.9
Investment income	99	107	(7.5)
Derivative income	283	248	14.1
Fee income	1,099	809	35.8
Taxpayer financial services revenue	260	209	24.4
Gain on receivable sales to HSBC affiliates	308	25	100+
Servicing fees from HSBC affiliates	303	11	100+
Other income	477	407	17.2

Total other revenues	3,688	3,315	11.3

Costs and expenses:
Salaries and employee benefits	1,536	1,414	8.6
Sales incentives	289	259	11.6
Occupancy and equipment expenses	252	237	6.3
Other marketing expenses	561	437	28.4
Other servicing and administrative expenses	550	659	(16.5)
Support services from HSBC affiliates	652	556	17.3
Amortization of intangibles	280	278	.7
Policyholders’ benefits	347	299	16.1

Total costs and expenses	4,467	4,139	7.9

Income before income tax expense	2,074	1,847	12.3
Income tax expense	695	619	12.3

Net income	$1,379	$1,228	12.3%

HSBC Finance Corporation

Securitization Related Revenue

	Nine Months Ended

	9/30/05	9/30/04

	(in millions)
Net initial gains(1)	$—	$25
Net replenishment gains(1)	135	344
Servicing revenue and excess spread	45	512

Total	$180	$881

(1)	Net of our estimate of probable credit losses under the recourse provisions.
Receivables Securitized

	Nine Months Ended

	9/30/05	9/30/04

	(in millions)
Auto finance	$—	$—
MasterCard/ Visa	—	550
Private label	—	190

Total	$—	$740

HSBC Finance Corporation

RECEIVABLES ANALYSIS
End-of-Period Receivables

				% Change from
				Prior

	9/30/05	6/30/05	9/30/04	Qtr.	Year

	(dollars are in millions)
Owned receivables:
Real estate secured	$78,130	$71,930	$58,726	8.6%	33.0%
Auto finance	10,137	8,997	6,823	12.7	48.6
MasterCard/ Visa	18,974	17,421	11,666	8.9	62.6
Private label(1)	2,777	2,905	14,000	(4.4)	(80.2)
Personal non-credit card	18,484	17,255	14,888	7.1	24.2
Commercial and other	220	253	334	(13.0)	(34.1)

Total owned receivables	128,722	118,761	106,437	8.4	20.9

Receivables serviced with limited recourse:
Real estate secured	—	—	165	—	(100.0)
Auto finance	1,474	1,819	3,060	(19.0)	(51.8)
MasterCard/ Visa	3,615	4,752	8,843	(23.9)	(59.1)
Private label(1)	—	—	3,921	—	(100.0)
Personal non-credit card	1,670	2,409	4,186	(30.7)	(60.1)

Total receivables serviced with limited recourse	6,759	8,980	20,175	(24.7)	(66.5)

Managed receivables:(2)
Real estate secured	78,130	71,930	58,891	8.6	32.7
Auto finance	11,611	10,816	9,883	7.4	17.5
MasterCard/ Visa	22,589	22,173	20,509	1.9	10.1
Private label(1)	2,777	2,905	17,921	(4.4)	(84.5)
Personal non-credit card(3)	20,154	19,664	19,074	2.5	5.7
Commercial and other	220	253	334	(13.0)	(34.1)

Total managed receivables	$135,481	$127,741	$126,612	6.1%	7.0%

(1)	On December 29, 2004, all domestic private label receivables were sold to HSBC Bank USA, N.A.

(2)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(3)	Personal non-credit card receivables are comprised of the following:

	9/30/05	6/30/05	9/30/04

	(in millions)
Domestic personal unsecured	$11,571	$10,942	$10,054
Union Plus personal unsecured	374	387	510
Personal homeowner loans	4,360	4,395	4,587
Foreign unsecured	3,849	3,940	3,923

Total	$20,154	$19,664	$19,074

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

							% Change
	Three Months Ended						from Prior

	9/30/05	(2)	6/30/05	(2)	9/30/04	(2)	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,671	10.89%	$3,488	10.75%	$3,494	10.79%	5.2%	5.1%
Interest expense	1,331	3.95	1,204	3.71	944	2.91	10.5	41.0

Net interest income	2,340	6.94%	2,284	7.04%	2,550	7.88%	2.5	(8.2)
Provision for credit losses	1,338		1,083		891		23.5	50.2

Net interest income after provision for credit losses	$1,002		$1,201		$1,659		(16.6)%	(39.6)%

Other revenues:
Insurance revenue	$229		$229		$203		—%	12.8%
Investment income	33		33		36		—	(8.3)
Fee income	497		428		498		16.1	(.2)
Securitization related revenue	(217)		(217)		(742)		—	(70.8)
Derivative income (expense)	(53)		76		72		(100+ )	(100+ )
Taxpayer financial services revenue (expense)	(1)		18		(3)		(100+ )	(66.7)
Gain on receivable sales to HSBC affiliates	99		109		10		(9.2)	100+
Servicing fees from HSBC affiliates	102		100		6		2.0	100+
Other income	213		151		147		41.1	44.9

Total other revenues	$902		$927		$227		(2.7)%	100+ %

Average managed receivables Real estate secured	$74,369		$70,217		$57,741		5.9%	28.8%
Auto finance	11,230		10,504		9,598		6.9	17.0
MasterCard/ Visa	22,536		22,066		20,441		2.1	10.2
Private label	2,840		3,017		17,626		(5.9)	(83.9)
Personal non-credit card	19,944		19,729		18,928		1.1	5.4
Commercial and other	234		261		336		(10.3)	(30.4)
Purchase accounting fair value adjustments	116		153		295		(24.2)	(60.7)

Average managed receivables	$131,269		$125,947		$124,965		4.2%	5.0%
Average noninsurance investments	2,868		3,106		3,878		(7.7)	(26.0)
Other interest-earning assets	680		673		654		1.0	4.0

Average managed interest-earning assets	$134,817		$129,726		$129,497		3.9%	4.1%

Selected Financial Ratios:
Return on average managed assets	.75%		1.30%		.89%		(42.3)%	(15.7)%
Efficiency ratio	43.86		42.84		48.99		2.4	(10.5)
Net interest margin	6.94		7.04		7.88		(1.4)	(11.9)
Risk adjusted revenue	7.34		7.22		6.50		1.7	12.9

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Nine Months

	Nine Months Ended

	9/30/05	(2)	9/30/04	(2)	% Change

	(dollars are in millions)
Finance and other interest income	$10,550	10.81%	$10,327	10.89%	2.2%
Interest expense	3,706	3.80	2,621	2.76	41.4

Net interest income	6,844	7.01%	7,706	8.13%	(11.2)
Provision for credit losses	3,292		3,217		2.3

Net interest income after provision for credit losses	$3,552		$4,489		(20.9)%

Other revenues:
Insurance revenue	$679		$618		9.9%
Investment income	99		107		(7.5)
Fee income	1,322		1,399		(5.5)
Securitization related revenue	(742)		(1,527)		(51.4)
Derivative income	283		248		14.1
Taxpayer financial services revenue	260		209		24.4
Gain on receivable sales to HSBC affiliates	308		25		100+
Servicing fees from HSBC affiliates	303		11		100+
Other income	477		407		17.2

Total other revenues	$2,989		$1,497		99.7%

Average managed receivables
Real estate secured	$70,383		$54,768		28.5%
Auto finance	10,658		9,226		15.5
MasterCard/ Visa	22,177		20,492		8.2
Private label	3,028		17,486		(82.7)
Personal non-credit card	19,833		18,784		5.6
Commercial and other	267		365		(26.8)
Purchase accounting fair value adjustments	151		344		(56.1)

Average managed receivables	$126,497		$121,465		4.1%
Average noninsurance investments	2,966		4,307		(31.1)
Other interest-earning assets	673		647		4.0

Average managed interest-earning assets	$130,136		$126,419		2.9%

Selected Financial Ratios:
Return on average managed assets	1.26%		1.14%		10.5%
Efficiency ratio	43.43		43.13		.7
Net interest margin	7.01		8.13		(13.8)
Risk adjusted revenue	7.32		6.69		9.4

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

CREDIT QUALITY/ CREDIT LOSS RESERVES — MANAGED BASIS(1)
Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	9/30/05	6/30/05	9/30/04

Real estate secured	2.51%	2.56%	3.30%
Auto finance	2.67	2.69	2.74
MasterCard/ Visa	4.13	3.77	4.44
Private label	5.22	4.91	4.76
Personal non-credit card	9.36	9.11	9.52

Total	3.87%	3.85%	4.59%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	9/30/05	6/30/05	9/30/04

Real estate secured	.75%	.78%	1.19%
Auto finance	4.41	3.68	6.04
MasterCard/ Visa	6.11	6.49	6.92
Private label	5.35	4.36	4.85
Personal non-credit card	8.15	8.17	10.12

Total	3.21%	3.28%	4.38%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	.88%	.84%	1.31%

Credit Loss Reserves

	9/30/05	6/30/05	9/30/04

	(in millions)
Reserves for managed receivables at beginning of quarter	$4,281	$4,242	$5,699
Provision for credit losses	1,338	1,083	891
Charge-offs	(1,185)	(1,162)	(1,486)
Recoveries	133	134	123
Other, net	4	(16)	(28)

Reserves for managed receivables at end of quarter	$4,571	$4,281	$5,199

Reserves as a percent of managed receivables	3.37%	3.35%	4.11%

Nonperforming Assets

	9/30/05	6/30/05	9/30/04

	(in millions)
Nonaccrual managed receivables	$3,541	$3,348	$3,476
Accruing managed receivables 90 or more days delinquent	604	537	1,201
Renegotiated commercial loans	—	1	1

Total nonperforming managed receivables	4,145	3,886	4,678
Real estate owned	462	459	601

Total nonperforming assets	$4,607	$4,345	$5,279

Managed credit loss reserves as a percent of nonperforming managed receivables	110.3%	110.2%	111.1%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

	Three Months Ended 9/30/05			Three Months Ended 6/30/05			Three Months Ended 9/30/04

		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$3,402	$269	$3,671	$3,139	$349	$3,488	$2,779	$715	$3,494
Interest expense	1,239	92	1,331	1,104	100	1,204	810	134	944

Net interest income	2,163	177	2,340	2,035	249	2,284	1,969	581	2,550
Provision for credit losses	1,361	(23)	1,338	1,031	52	1,083	1,123	(232)	891

Net interest income after provision for credit losses	$802	$200	$1,002	$1,004	$197	$1,201	$846	$813	$1,659
Other revenues:
Securitization related revenue	$41	$(258)	$(217)	$54	$(271)	$(217)	$267	$(1,009)	$(742)
Insurance revenue	229	—	229	229	—	229	203	—	203
Investment income	33	—	33	33	—	33	36	—	36
Fee income	439	58	497	354	74	428	302	196	498
Derivative income (expense)	(53)	—	(53)	76	—	76	72	—	72
Taxpayer financial services revenue (expense)	(1)	—	(1)	18	—	18	(3)	—	(3)
Gain on receivable sales to HSBC affiliates	99	—	99	109	—	109	10	—	10
Servicing fees from HSBC affiliates	102	—	102	100	—	100	6	—	6
Other income	213	—	213	151	—	151	147	—	147

Total other revenues	$1,102	$(200)	$902	$1,124	$(197)	$927	$1,040	$(813)	$227
Average receivables:
Real estate secured	$74,369	$—	$74,369	$70,205	$12	$70,217	$57,570	$171	$57,741
Auto finance	9,585	1,645	11,230	8,510	1,994	10,504	6,238	3,360	9,598
MasterCard/ Visa	18,442	4,094	22,536	16,626	5,440	22,066	11,251	9,190	20,441
Private label	2,840	—	2,840	3,017	—	3,017	13,310	4,316	17,626
Personal non-credit card	17,904	2,040	19,944	16,972	2,757	19,729	14,423	4,505	18,928
Commercial and other	234	—	234	261	—	261	336	—	336
Purchase accounting fair value adjustments	116	—	116	153	—	153	295	—	295

Average receivables	$123,490	$7,779	$131,269	$115,744	$10,203	$125,947	$103,423	$21,542	$124,965
Average noninsurance investments	2,868	—	2,868	3,106	—	3,106	3,878	—	3,878
Other interest-earning assets	680	—	680	673	—	673	654	—	654

Average interest-earning assets	$127,038	$7,779	$134,817	$119,523	$10,203	$129,726	$107,955	$21,542	$129,497
Net interest income as a percentage of average interest-earning assets	6.81%	9.10%	6.94%	6.81%	9.76%	7.04%	7.29%	10.79%	7.88%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Nine Months

	Nine Months Ended 9/30/05			Nine Months Ended 9/30/04

		Serviced with			Serviced
		Limited			with Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$9,491	$1,059	$10,550	$7,944	$2,383	$10,327
Interest expense	3,405	301	3,706	2,225	396	2,621

Net interest income	6,086	758	6,844	5,719	1,987	7,706
Provision for credit losses	3,233	59	3,292	3,048	169	3,217

Net interest income after provision for credit losses	$2,853	$699	$3,552	$2,671	$1,818	$4,489
Other revenues:
Securitization related revenue	$180	$(922)	$(742)	$881	$(2,408)	$(1,527)
Insurance revenue	679	—	679	618	—	618
Investment income	99	—	99	107	—	107
Fee income	1,099	223	1,322	809	590	1,399
Derivative income	283	—	283	248	—	248
Taxpayer financial services revenue	260	—	260	209	—	209
Gain on receivable sales to HSBC affiliates	308	—	308	25	—	25
Servicing fees from HSBC affiliates	303	—	303	11	—	11
Other income	477	—	477	407	—	407

Total other revenues	$3,688	$(699)	$2,989	$3,315	$(1,818)	$1,497
Average receivables:
Real estate secured	$70,353	$30	$70,383	$54,589	$179	$54,768
Auto finance	8,625	2,033	10,658	5,316	3,910	9,226
MasterCard/ Visa	16,716	5,461	22,177	11,097	9,395	20,492
Private label	3,028	—	3,028	12,589	4,897	17,486
Personal non-credit card	17,069	2,764	19,833	13,703	5,081	18,784
Commercial and other	267	—	267	365	—	365
Purchase accounting fair value adjustments	151	—	151	344	—	344

Average receivables	$116,209	$10,288	$126,497	$98,003	$23,462	$121,465
Average noninsurance investments	2,966	—	2,966	4,307	—	4,307
Other interest-earning assets	673	—	673	647	—	647

Average interest-earning assets	$119,848	$10,288	$130,136	$102,957	$23,462	$126,419
Net interest income as a percentage of average interest-earning assets	6.77%	9.82%	7.01%	7.41%	11.29%	8.13%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Selected Financial Ratios

	Three Months Ended			Nine Months Ended

	9/30/05	6/30/05	9/30/04	9/30/05	9/30/04

	(dollars are in millions)
Return on Average Common Shareholder’s Equity:
Net income	$281	$472	$325	$1,379	$1,228
Dividends on preferred stock	(25)	(19)	(18)	(62)	(54)

Net income available to common shareholders	$256	$453	$307	$1,317	$1,174

Average common shareholder’s equity	$16,973	$16,671	$17,367	$16,605	$17,057

Return on average common shareholder’s equity	6.03%	10.87%	7.07%	10.58%	9.18%

Return on Average Assets:
Net income	$281	$472	$325	$1,379	$1,228

Average assets:
Owned basis	$141,765	$134,834	$124,512	$136,185	$120,456
Serviced with limited recourse	7,779	10,203	21,542	10,288	23,462

Managed basis	$149,544	$145,037	$146,054	$146,473	$143,918
Return on average owned assets	.79%	1.40%	1.04%	1.35%	1.36%
Return on average managed assets	.75	1.30	.89	1.26	1.14

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,374	$1,326	$1,315	$4,120	$3,840

Net interest income and other revenues less policyholders’ benefits: Owned basis	$3,156	$3,043	$2,916	$9,427	$8,735
Serviced with limited recourse	(23)	52	(232)	59	169

Managed basis	$3,133	$3,095	$2,684	$9,486	$8,904

Owned basis efficiency ratio	43.54%	43.58%	45.10%	43.70%	43.96%
Managed basis efficiency ratio	43.86	42.84	48.99	43.43	43.13

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,340	$2,284	$2,550	$6,844	$7,706
Other revenues, excluding securitization related revenue as well as the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,185	1,086	916	3,494	2,812
Less: Net charge-offs	(1,052)	(1,028)	(1,363)	(3,198)	(4,172)

Risk adjusted revenue	$2,473	$2,342	$2,103	$7,140	$6,346
Average interest-earning assets	$134,817	$129,726	$129,497	$130,136	$126,419

Managed basis risk adjusted revenue	7.34%	7.22%	6.50%	7.32%	6.69%

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves

	Two-Months-and-Over
	Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
September 30, 2005
Owned:
First mortgage	$1	$22	6.04%	$—	$23	—%
Real estate secured	1,961	78,130	2.51	140	74,369	.75
Auto finance	212	10,137	2.09	78	9,585	3.25
MasterCard/ Visa	846	18,974	4.46	288	18,442	6.24
Private label	145	2,777	5.22	38	2,840	5.35
Personal non-credit card	1,696	18,484	9.18	358	17,904	8.01

Total	$4,861	$128,524	3.78%	$902	$123,163	2.93%

Serviced with Limited Recourse:
Real estate secured	$—	$—	—%	$—	$—	—%
Auto finance	98	1,474	6.65	46	1,645	11.19
MasterCard/ Visa	87	3,615	2.41	56	4,094	5.47
Personal non-credit card	191	1,670	11.44	48	2,040	9.41

Total	$376	$6,759	5.56%	$150	$7,779	7.71%

Managed:
First mortgage	$1	$22	6.04%	$—	$23	—%
Real estate secured	1,961	78,130	2.51	140	74,369	.75
Auto finance	310	11,611	2.67	124	11,230	4.41
MasterCard/ Visa	933	22,589	4.13	344	22,536	6.11
Private label	145	2,777	5.22	38	2,840	5.35
Personal non-credit card	1,887	20,154	9.36	406	19,944	8.15

Total	$5,237	$135,283	3.87%	$1,052	$130,942	3.21%

June 30, 2005
Owned:
First mortgage	$1	$24	6.24%	$—	$24	.03%
Real estate secured	1,841	71,930	2.56	137	70,205	.78
Auto finance	187	8,997	2.08	56	8,510	2.61
MasterCard/ Visa	722	17,421	4.14	288	16,626	6.93
Private label	143	2,905	4.91	33	3,017	4.36
Personal non-credit card	1,525	17,255	8.84	330	16,972	7.77

Total	$4,419	$118,532	3.73%	$844	$115,354	2.93%

Serviced with Limited Recourse:
Real estate secured	$—	$—	—%	$—	$12	—%
Auto finance	104	1,819	5.72	41	1,994	8.22
MasterCard/ Visa	114	4,752	2.40	70	5,440	5.15
Personal non-credit card	266	2,409	11.04	73	2,757	10.59

Total	$484	$8,980	5.39%	$184	$10,203	7.21%

Managed:
First mortgage	$1	$24	6.24%	$—	$24	.03%
Real estate secured	1,841	71,930	2.56	137	70,217	.78
Auto finance	291	10,816	2.69	97	10,504	3.68
MasterCard/ Visa	836	22,173	3.77	358	22,066	6.49
Private label	143	2,905	4.91	33	3,017	4.36
Personal non-credit card	1,791	19,664	9.11	403	19,729	8.17

Total	$4,903	$127,512	3.85%	$1,028	$125,557	3.28%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
September 30, 2004 Owned:
First mortgage	$2	$27	5.78%	$—	$28	.41%
Real estate secured	1,921	58,726	3.27	171	57,570	1.19
Auto finance	124	6,823	1.81	57	6,238	3.66
MasterCard/ Visa	681	11,666	5.84	239	11,251	8.50
Private label	660	14,000	4.72	159	13,310	4.79
Personal non-credit card	1,314	14,888	8.83	343	14,423	9.50

Total	$4,702	$106,130	4.43%	$969	$102,820	3.77%

Serviced with Limited Recourse:
Real estate secured	$21	$165	12.73%	$—	$171	—%
Auto finance	146	3,060	4.77	88	3,360	10.48
MasterCard/ Visa	230	8,843	2.60	115	9,190	5.01
Private label	193	3,921	4.92	55	4,316	5.10
Personal non-credit card	502	4,186	11.99	136	4,505	12.08

Total	$1,092	$20,175	5.41%	$394	$21,542	7.32%

Managed:
First mortgage	$2	$27	5.78%	$—	$28	.41%
Real estate secured	1,942	58,891	3.30	171	57,741	1.19
Auto finance	270	9,883	2.74	145	9,598	6.04
MasterCard/ Visa	911	20,509	4.44	354	20,441	6.92
Private label	853	17,921	4.76	214	17,626	4.85
Personal non-credit card	1,816	19,074	9.52	479	18,928	10.12

Total	$5,794	$126,305	4.59%	$1,363	$124,362	4.38%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended September 30, 2005
Real estate charge-offs and REO expense	$163	$—	$163
Average real estate secured receivables	74,369	—	74,369

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.88%	—	.88%

Three months ended June 30, 2005
Real estate charge-offs and REO expense	$147	$—	$147
Average real estate secured receivables	70,205	12	70,217

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.84%	—	.84%

Three months ended September 30, 2004
Real estate charge-offs and REO expense	$189	$—	$189
Average real estate secured receivables	57,570	171	57,741

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.31%	—	1.31%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Credit Loss Reserves:
Three months ended September 30, 2005
Reserves for receivables at beginning of quarter	$3,756	$525	$4,281
Provision for credit losses	1,361	(23)	1,338
Charge-offs, net of recoveries	(902)	(150)	(1,052)
Other, net	5	(1)	4

Reserves for receivables at end of quarter	$4,220	$351	$4,571
Receivables	$128,722	$6,759	$135,481
Credit loss reserves as a percent of receivables	3.28%	5.19%	3.37%

Three months ended June 30, 2005
Reserves for receivables at beginning of quarter	$3,581	$661	$4,242
Provision for credit losses	1,031	52	1,083
Charge-offs, net of recoveries	(844)	(184)	(1,028)
Other, net	(12)	(4)	(16)

Reserves for receivables at end of quarter	$3,756	$525	$4,281
Receivables	$118,761	$8,980	$127,741
Credit loss reserves as a percent of receivables	3.16%	5.85%	3.35%

Three months ended September 30, 2004
Reserves for receivables at beginning of quarter	$3,795	$1,904	$5,699
Provision for credit losses	1,123	(232)	891
Charge-offs, net of recoveries	(969)	(394)	(1,363)
Other, net	4	(32)	(28)

Reserves for receivables at end of quarter	$3,953	$1,246	$5,199
Receivables	$106,437	$20,175	$126,612
Credit loss reserves as a percent of receivables	3.71%	6.18%	4.11%

Nonperforming Assets:
September 30, 2005
Nonaccrual receivables	$3,273	$268	$3,541
Accruing receivables 90 or more days delinquent	563	41	604
Renegotiated commercial loans	—	—	—

Total nonperforming receivables	3,836	309	4,145
Real estate owned	462	—	462

Total nonperforming assets	$4,298	$309	$4,607
Credit loss reserves as a percent of nonperforming receivables	110.0%	—	110.3%

June 30, 2005
Nonaccrual receivables	$3,008	$340	$3,348
Accruing receivables 90 or more days delinquent	482	55	537
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,491	395	3,886
Real estate owned	459	—	459

Total nonperforming assets	$3,950	$395	$4,345
Credit loss reserves as a percent of nonperforming receivables	107.6%	—	110.2%

September 30, 2004
Nonaccrual receivables	$2,891	$585	$3,476
Accruing receivables 90 or more days delinquent	905	296	1,201
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,797	881	4,678
Real estate owned	601	—	601

Total nonperforming assets	$4,398	$881	$5,279
Credit loss reserves as a percent of nonperforming receivables	104.1%	—	111.1%